Filed Pursuant to Rule 497(e)
1933 Act File No. 033-12213
1940 Act File No. 811-05037

Otter Creek Long/Short Opportunity Fund
Institutional Class - Ticker: OTTRX
Investor Class - Ticker: OTCRX

Supplement dated June 30, 2020 to the
Summary Prospectus dated February 28, 2020

Effective August 17, 2020, the Otter Creek Long/Short Opportunity Fund (the “Fund”) will change its investment policy regarding fixed income securities. Accordingly, the following change is made to the Fund’s Summary Prospectus:

The information in the third paragraph under the section entitled “Summary Section - Principal Investment Strategies of the Fund” on page 2 of the Fund’s Summary Prospectus is deleted and replaced with the following:

The Fund may also invest up to 60% of the Fund’s net assets in fixed income securities including debt issued by the U.S. Government and its agencies, investment grade corporate debt, sub-investment grade corporate debt and convertible bonds. Of the 60% of the Fund’s net assets which may be invested in fixed income securities, up to 20% of the Fund’s net assets may be invested in securities with either an S&P rating of CCC+ or lower or a Moody’s rating of CAA1 or lower, at the time of purchase.

* * * * *

Please retain this supplement for your reference.